SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Wabash National Corporation has prepared slides for use in connection with its 2019 Investor Day. A copy of the slides is furnished as an exhibit hereto and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Wabash National Corporation, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation slide presentation dated February 28, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: February 28, 2019	By:	/s/ Jeffery L. Taylor _________________________ Jeffery L. Taylor Senior Vice President and Chief Financial Officer